Exhibit 99.1

EXTENSION AND MODIFICATION OF WAIVER

TO

CREDIT AGREEMENT

This EXTENSION AND MODIFICATION OF WAIVER TO CREDIT AGREEMENT (this “Extension and Modification of Waiver”) is executed to be effective as of March 15, 2005, by and among SOURCECORP, INCORPORATED, formerly known as F.Y.I. Incorporated, a Delaware corporation (“Borrower”), Bank of America, N.A., as a Lender and as Administrative Agent for Lenders (in such capacity, “Administrative Agent”) and the other Agents and Lenders party hereto.

A.           Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of April 3, 2001, as amended by the First Amendment to Credit Agreement dated as of June 27, 2001, as further amended by the Second Amendment to Credit Agreement dated as of September 27, 2002, as further amended by the Third Amendment to Credit Agreement dated as of March 26, 2003, and as further amended by the Fourth Amendment to Credit Agreement dated as of July 30, 2004 (such Credit Agreement, as so amended, the “Credit Agreement”).

B.            On or before November 12, 2004, Borrower advised Administrative Agent and Lenders that, based on the results of an ongoing investigation of historical revenue recognition practices, (a) the financial statements of Borrower, and the related compliance certificate, for the fiscal quarter ended September 30, 2004 would not be delivered to Administrative Agent on or before November 15, 2004, as required by Sections 8.1(b) and 8.1(c) of the Credit Agreement, (b) the previously reported financial statements of Borrower for the fiscal quarter and year ended December 31, 2003 and the fiscal quarters ended March 31, 2004 and June 30, 2004 (and possibly for one or more fiscal quarters ended prior to December 31, 2003) should no longer be relied upon and may be restated, (c) until the investigation was complete, the impact on previously reported financial statements of Borrower could not be finally determined and further adjustments to previously reported financial statements of Borrower may be required, (d) Borrower may not have been in compliance with Section 10.3 of the Credit Agreement for fiscal quarters ended on or prior to September 30, 2004 and may not be in compliance with Section 10.3 of the Credit Agreement for the fiscal quarter ending December 31, 2004, (e) at least three putative shareholder class action lawsuits had been filed against Borrower and some of its officers and directors as a result of Borrower’s announcement that certain previously reported financial statements should not be relied upon and that its forecasts were being updated, (f) a Material Adverse Effect may have occurred and been continuing as of November 12, 2004, as a result of the events described in clauses (a), (b), (c), (d) and (e) preceding, and (g) a Default or Event of Default may have occurred and been continuing as of November 12, 2004, as a result of the events described in clauses (a), (b), (c), (d) and (e) preceding.

C.            On or before November 12, 2004, Borrower requested that Lenders waive the matters set forth in the immediately preceding paragraph (the “Subject Matters”), that Lenders agree that the Subject Matters did not (and, in the case of the Subject Matter described in clause (d) of the immediately preceding paragraph, would not) constitute a Material Adverse Effect, a Default or an Event of Default, and that the Subject Matters be excluded from the representations and warranties that were required to be true and correct on and as of the date of the making of any Loan or the issuance of any Letter of Credit as conditions precedent thereto (the waiver, agreement and exclusion requested by Borrower being herein called the “Subject Waiver”).

D.            In response to such request, Borrower and Lenders entered into that certain Waiver to Credit Agreement dated as of November 12, 2004 (the “Waiver”), wherein, subject to and upon certain terms and conditions, the Lenders granted the Subject Waiver.

E.            Borrower has requested that the Subject Waiver be extended to March 23, 2005 and that the Subject Matters be modified to include any noncompliance by Borrower with Section 10.2 of the Credit Agreement for fiscal quarters ended on or prior to December 31, 2004 and any Material Adverse Effect, Default or Event of Default that may have occurred as a result of such noncompliance.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Extension and Modification of Waiver. Effective as of the date hereof, but subject to satisfaction of the conditions precedent set forth in Section 4 hereof, Lenders hereby agree that (a) the “March 15, 2005” date appearing in Section 2(a) and Section 2(e) of the Waiver is amended to read “March 23, 2005” each place it appears, and (b) that the Subject Matters covered by the Subject Waiver shall include any noncompliance by Borrower with Section 10.2 of the Credit Agreement for fiscal quarters ended on or prior to December 31, 2004; provided that, if the Subject Waiver hereafter becomes permanent as contemplated by the Waiver, the waiver of compliance by Borrower with Section 10.2 of the Credit Agreement for the fiscal quarter ended December 31, 2004 shall expire and be of no further force or effect.

Section 3. Ratification of Waiver. Except as extended and modified hereby, the Waiver is unchanged and is hereby ratified and confirmed.

Section 4. Conditions to Effectiveness. This Extension and Modification of Waiver shall become effective as of the date hereof when and if Administrative Agent has received the following:

(a)           this Amendment and Waiver, duly executed by Borrower, each guarantor, the Required Lenders and Administrative Agent;

(b)           if requested by Administrative Agent, a certificate of the secretary or an assistant secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Extension and Modification of Waiver; and

(c)           such other assurances, certificates, documents, consents and opinions as Administrative Agent may reasonably require.

Section 5. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders and Administrative Agent as follows:

(a)           The execution, delivery and performance by Borrower of this Extension and Modification of Waiver, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation or bylaws, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b)           No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable law the execution, delivery and performance by Borrower of this Extension and Modification of Waiver.

(c)           This Extension and Modification of Waiver has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by the Bankruptcy Code and other debtor relief laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d)           After giving effect to this Extension and Modification of Waiver, the representations and warranties (other than the representations and warranties with respect to the Subject Matters and the facts and circumstances underlying or relating to the Subject Matters) of Borrower contained in Article 7 of the Credit Agreement are true and correct in all material respects as though made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date, including, without limitation, the Projections, which were as of the original Closing Date and Effective Date, but have now been superceded by actual results and except to the extent that such representations and warranties are made with reference to the information contained in the Schedules to the Credit Agreement, in which case such representations and warranties shall be deemed to be modified or supplemented by (i) the amended Schedules 7.6, 7.11 and 7.13 attached hereto, (ii) information provided in public filings made by Borrower with the Securities and Exchange Commission since July 30, 2004 (the “Fourth Amendment Date”) and (iii) transactions, acts or omissions that have occurred since the Fourth Amendment Date that are permitted or required under the Credit Agreement).

(e)           Except as specifically waived hereby, no Default or Event of Default exists as of the date of this Extension and Modification of Waiver, after giving effect hereto.

Section 6. Reference to and Effect on Loan Documents.

(a)           On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as waived or affected by this Extension and Modification of Waiver.

(b)           Except as specifically waived hereby, all provisions of the Credit Agreement and all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed

(c)           Except as otherwise expressly provided herein with respect to the Subject Matters, the execution, delivery and effectiveness of this Extension and Modification of Waiver does not and shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d)           Borrower (i) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, except as specifically waived hereby and (ii) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Extension and Modification of Waiver and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations to the full extent required by the Loan Documents.

Section 7. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Extension and Modification of Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 9. Execution in Counterparts. This Extension and Modification of Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Extension and Modification of Waiver, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 10. Governing Law. THIS EXTENSION AND MODIFICATION OF WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 11. ENTIRETY. THIS EXTENSION AND MODIFICATION OF WAIVER, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Remainder of Page Intentionally Left Blank. Signature Pages Follow.

SOURCECORP, INCORPORATED, as Borrower

By:	/s/Barry L. Edwards
Barry L. Edwards
Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/Suzanne M. Paul
Suzanne M. Paul,
Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/Steven A. Mackenzie
Steven A. Mackenzie,
Senior Vice President

BANK ONE, NA, as a Lender

By:
Name:
Title:

BNP PARIBAS, as a Lender

By:	/s/Jeff Tebeaux
	Name:	Jeff Tebeaux
	Title:	Vice President

/s/Henry F. Setina
Name:	Henry F. Setina
Title:	Director

HIBERNIA NATIONAL BANK, as a Lender

By:	/s/Thomas Blake
	Name:	Thomas Blake
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

JPMORGAN CHASE BANK, NA, as a Lender

By:	/s/Brian McDougal
	Name:	Brian McDougal
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SUNTRUST BANK, as syndication agent and as a Lender

By:	/s/David Stephenson
	Name:	David Stephenson
	Title:	Vice President

TEXAS CAPITAL BANK NA, as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as a Lender

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/John G. Taylor
	Name:	John G. Taylor
	Title:	Vice President

WELLS FARGO BANK, N.A., as documentation agent and as a Lender

By:	/s/Lance Reynolds
	Name:	Lance Reynolds
	Title:	AVP

To induce Administrative Agent and Lenders to enter into this Extension and Modification of Waiver, the undersigned (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) consent and agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, all of which are hereby ratified and confirmed, and (c) waive notice of acceptance of this Extension and Modification of Waiver, which Amendment and Waiver binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent, Lenders and their respective successors and permitted assigns.

GUARANTORS:

ALS ACQUISITION CORP.

AMERICAN ECONOMICS GROUP, INC.

APS SERVICES ACQUISITION CORP.

ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.

CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.

COPY RIGHT, INC.

DELIVEREX ACQUISITION CORP.

DOCTEX ACQUISITION CORP.

ECONOMIC RESEARCH SERVICES, INC.

ELS ACQUISITION CORP.

EXIGENT COMPUTER GROUP, INC.

FASTRIEVE, INC.

GLO-X, INC. (f/k/a Global Direct, Inc.)

INFORMATION MANAGEMENT SERVICES, INC.

INPUT MANAGEMENT, INC.

LEXICODE CORPORATION

LIFO MANAGEMENT, INC.

MAIL-X, INC. (f/k/a Mailing & Marketing, Inc.)

MANAGED CARE PROFESSIONALS, INC.

MAVRICC MANAGEMENT SYSTEMS, INC.

MMS ESCROW AND TRANSFER AGENCY, INC.

NEWPORT BEACH DATA ENTRY, LLC

PERMANENT RECORDS MANAGEMENT, INC.

PLM MANAGEMENT, INC.

PMI IMAGING SYSTEMS ACQUISITION CORP.

PREMIER ACQUISITION CORP.

QUALITY COPY ACQUISITION CORP.

RECORDEX ACQUISITION CORP.

RTI LASER PRINT SERVICES ACQUISITION CORP.

SOURCECORP BPS INC.

SOURCECORP BPS MARYLAND LLC

SOURCECORP BPS NORTHERN CALIFORNIA INC.

SOURCECORP BPS SOUTHERN CALIFORNIA INC.

SOURCECORP DMS INC.

SOURCECORP HEALTHSERVE RADIOLOGY, INC.

SOURCECORP HS INC.

SOURCECORP LEGAL INC.

SRCP INVESTMENTS HOLDING, INC.

SRCP MANAGEMENT, INC.

STAT HEALTHCARE CONSULTANTS, INC.

SYNERGEN, LLC

THE RUST CONSULTING GROUP, INC.

UNITED INFORMATION SERVICES, INC.

ZIA INFORMATION ANALYSIS GROUP, INC. (f/k/a Peninsula Record Management, Inc.)

By:	/s/Barry L. Edwards
Barry L. Edwards, Authorized Officer for each
of the foregoing Guarantors

SRCP INVESTMENTS, INC.

By:	/s/Ronald Zazworsky
	Name:	Ronald Zazworsky
	Title:	President

SOURCECORP MANAGEMENT, L.P.

By:	SRCP Management, Inc., its General Partner

	By:	/s/Barry L. Edwards
Barry L. Edwards
Vice President

SOURCECORP BPS TEXAS L.P.

By:	Input Management, Inc., its General Partner

	By:	/s/Barry L. Edwards
Barry L. Edwards
Vice President

SOURCECORP TBG, L.P. (f/k/a LIFO Systems, L.P.)

By:	LIFO Management, Inc., its General Partner

	By:	/s/Barry L. Edwards
Barry L. Edwards
Vice President

PERMANENT RECORDS, L.P

By:	Permanent Records Management, Inc., its General Partner

	By:	/s/Barry L. Edwards
Barry L. Edwards
Vice President

PLM LIMITED PARTNERSHIP

By:	PLM Management, Inc., its General Partner

	By:	/s/Barry L. Edwards
Barry L. Edwards
Vice President